Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey

Supplement dated February 10, 2014
to Prospectuses dated May 1, 2013 for

VUL ProtectorSM Variable Universal Life Contracts

Effective February 10, 2014, AST First Trust Balanced Target Portfolio will be renamed AST FI Pyramis® Quantitative Portfolio.  The subadviser information will also be changed.  However, the investment objective of the portfolio will remain unchanged.  The list of funds on the front page of the prospectus will now include the new fund name. In addition, the following changes below are applicable to the prospectus.

The following replaces the information found in the existing chart in the Investment Manager section of the prospectus:

Variable Investment Option	Investment Objective Summary	Subadviser
AST FI Pyramis® Quantitative - Class 1 (previously AST First Trust Balanced Target)	Long-term capital growth balanced by current income.	Pyramis® Global Advisors, LLC (Pyramis®).

VULPSUP103